Exhibit 99.1

COMPUCREDIT REPORTS SECOND QUARTER EARNINGS

ATLANTA, GA, August 2, 2006 – CompuCredit (NASDAQ: CCRT) reported second quarter 2006 managed earnings of $48.8 million, or $0.97 of managed earnings per fully diluted share, as compared to managed earnings of $80.6 million, or $1.56 of managed earnings per fully diluted share for the second quarter of 2005.

Under GAAP, second quarter 2006 net income was $28.3 million, or $0.56 net income per common share on a fully diluted basis, as compared to second quarter 2005 net income of $66.5 million, or $1.29 net income per common share on a fully diluted basis.

Last year’s second quarter results included $44.2 million or $.86 per share of gain associated with CompuCredit’s sale of approximately $2.9 billion in face amount of previously charged-off receivables to Encore Capital Group, Inc. David G. Hanna, CompuCredit Chairman and Chief Executive Officer, commented that, “We are pleased with our fundamental earnings growth over last year’s second quarter. The consumer credit environment within our sector continues to be favorable, and we continue to focus on delivering value to both our customers and shareholders.”

CompuCredit’s net interest margin was 23.7 percent in the second quarter of 2006, as compared to 22.7 percent for the second quarter of 2005 and 25.0 percent in the previous quarter. The adjusted charge-off rate was 8.3 percent in the second quarter of 2006, as compared to 8.0 percent for the second quarter of 2005 and 7.1 percent in the previous quarter. As of June 30, 2006, the 60-plus day delinquency rate was 11.5 percent, as compared to 8.3 percent as of June 30, 2005 and 10.6 percent as of March 31, 2006.

Various references within this press release and the accompanying financial information are to CompuCredit’s “managed” results, which include the results of its non-securitized receivables, together with the receivables underlying its off-balance-sheet securitization facilities. Financial, operating and statistical data based on these aggregate managed receivables are key to any evaluation of CompuCredit’s performance in managing (including underwriting, valuing purchased receivables, servicing and collecting) the portfolios of receivables reflected on CompuCredit’s balance sheet and underlying its securitization facilities. In allocating CompuCredit’s resources and managing its business, management relies heavily upon financial, operating, and statistical data prepared on a so-called “managed basis.” It is also important to analysts, investors and others that CompuCredit provides selected metrics and data on a managed basis because this allows a comparison of CompuCredit to others within the specialty finance industry. Moreover, CompuCredit’s management, analysts, investors and others believe it is critical that they understand the credit performance of the entire portfolio of CompuCredit’s managed receivables because it reveals information concerning the quality of loan originations and the related credit risks inherent within the securitized portfolios and CompuCredit’s retained interests in its securitization facilities.

Managed receivables data assume that none of the credit card receivables underlying CompuCredit’s off-balance-sheet securitization facilities were ever transferred to securitization facilities and present the net credit losses and delinquent balances on the receivables as if CompuCredit still owned the receivables. Reconciliation of the managed receivables data to CompuCredit’s GAAP financial statements requires: (1) recognition that a significant majority of CompuCredit’s loans and fees receivable had been sold in securitization transactions as of June 30, 2006; (2) an understanding that our managed receivables data are based on billings and actual charge-offs as reported to us through underlying systems of record (i.e., without regard to an allowance for uncollectible receivables); (3) a look through to CompuCredit’s economic share of the receivables that it manages for its equity-method investees; (4) removal of CompuCredit’s minority interest holders’ interests in the managed receivables underlying CompuCredit’s GAAP consolidated results; and (5) recognition that, prior to their re-securitization, CompuCredit’s Fingerhut managed receivables were recorded at a $0.0 basis in CompuCredit’s GAAP financial statements.

* * * * *

Further details regarding CompuCredit’s second quarter 2006 financial performance will be discussed during management’s conference call on Wednesday, August 2, 2006 at 5:00 p.m., Eastern Time. The media and public are invited to listen to the live webcast of the call, accessible on the Internet at www.compucredit.com. A replay of the conference call also will be available on the web site.

CompuCredit is a specialty finance company and marketer of branded credit cards and related financial services. CompuCredit provides these services to consumers who are underserved by traditional financial institutions. Through corporate and affinity contributions focused on the underserved and un-banked communities, CompuCredit also uses its financial resources and volunteer efforts to address the numerous challenges affecting its customers. For more information about CompuCredit, visit www.CompuCredit.com.

Contact:	Jay Putnam Investor Relations +1-770-206-6200 Jay.Putnam@CompuCredit.com

CompuCredit Corporation and Subsidiaries

Financial and Statistical Summary

(Unaudited)

(In thousands, except for per share data and percentages)

	June 30, 2006	March 31, 2006	June 30, 2005
Common Share Statistics
Net Income Per Common Share—Basic	$0.58	$0.63	$1.33
Net Income Per Common Share—Diluted	$0.56	$0.61	$1.29
Book Value Per Common Share Outstanding (Period End)	$16.82	$16.29	$14.47
Stock Price Per Share (Period End)	$38.44	$36.81	$34.28
Total Market Capitalization (Period End)	$1,896,993	$1,806,265	$1,667,382
Shares Outstanding (Period End)(1)	49,349	49,070	48,640
Weighted Average Shares Outstanding—Basic	48,651	48,632	50,125
Weighted Average Shares Outstanding—Diluted	50,311	50,304	51,541

Average Managed Receivables Statistics (2)
Average Managed Receivables	$2,603,301	$2,505,417	$2,368,897
Average Shareholders’ Equity	$812,972	$782,269	$709,520
GAAP Return on Average Managed Receivables	4.3%	4.9%	11.2%
GAAP Return on Average Equity (ROE)	13.9%	15.6%	37.5%
Net Interest Margin	23.7%	25.0%	22.7%
Other Income Ratio	16.9%	19.2%	27.3%
Net Charge-Off Rate	9.3%	8.5%	11.8%
Adjusted Charge-Off Rate	8.3%	7.1%	8.0%
Adjusted Charge Offs	$54,249	$44,779	$47,413
Risk Adjusted Margin	31.7%	36.5%	40.3%
Operating Ratio	16.1%	18.5%	15.4%

Period-End Managed Receivables Statistics (2)
Total Managed Receivables	$2,669,120	$2,511,588	$2,359,903
Delinquency Rate (60+ days)	11.5%	10.6%	8.3%
Number of Accounts	3,989	3,781	3,092
Shareholders’ Equity	$829,881	$799,387	$703,685
Equity to Managed Receivables Ratio	31.1%	31.8%	29.8%

(1)	Shares outstanding balances exclude 5,677,950 shares that are outstanding at both June 30, 2006 and March 31, 2006 but that are returnable to CompuCredit under the terms of a share lending arrangement.
(2)	Excludes receivables at or near charge off at the time of purchase.

CompuCredit Corporation and Subsidiaries

Consolidated Balance Sheets

(Dollars in thousands)

	June 30, 2006	December 31, 2005
	(Unaudited)
Assets
Cash and cash equivalents (including restricted cash of $17,848 at June 30, 2006 and $12,427 at December 31, 2005)	$145,973	$240,655
Securitized earning assets	870,817	786,983
Non-securitized earning assets, net	566,651	468,311
Deferred costs, net	27,149	31,012
Software, furniture, fixtures and equipment, net	64,320	48,383
Investments in equity-method investees	76,733	69,343
Intangibles, net	10,981	13,749
Goodwill	120,254	130,800
Prepaid expenses and other assets	31,340	31,954

Total assets	$1,914,218	$1,821,190

Liabilities
Accounts payable and accrued expenses	$104,269	$96,483
Notes payable	240,146	165,186
Convertible senior notes	550,000	550,000
Deferred revenue	64,282	67,585
Current and deferred income tax liabilities	85,961	129,283

Total liabilities	1,044,658	1,008,537

Minority interests	39,679	45,442

Shareholders’ equity
Common stock, no par value, 150,000,000 shares authorized: 59,435,911 shares issued and 55,027,396 shares outstanding at June 30, 2006 (including 5,677,950 loaned shares to be returned); and 59,080,610 shares issued and 54,628,020 shares outstanding at December 31, 2005 (including 5,677,950 loaned shares to be returned)	—	—
Additional paid-in capital	316,107	312,752
Treasury stock, at cost, 4,408,515 and 4,452,590 shares at June 30, 2006 and December 31, 2005, respectively	(124,713)	(125,068)
Warrants	25,610	25,610
Retained earnings	612,877	553,917

Total shareholders’ equity	829,881	767,211

Total liabilities and shareholders’ equity	$1,914,218	$1,821,190

CompuCredit Corporation and Subsidiaries

Consolidated Statements of Operations

(Unaudited)

(In thousands, except per share data)

	For Three Months Ended			For Six Months Ended
	June 30, 2006	March 31, 2006	June 30, 2005	June 30, 2006	June 30, 2005
Interest income:
Consumer loans, including past due fees	$65,804	$52,975	$28,053	$118,779	$39,311
Other	4,380	4,575	3,649	8,955	5,644

Total interest income	70,184	57,550	31,702	127,734	44,955
Interest expense	(12,921)	(11,450)	(16,373)	(24,371)	(18,795)

Net interest income before fees and other income on non-securitized earning assets and provision for loan losses	57,263	46,100	15,329	103,363	26,160
Fees and other income on non-securitized earning assets	144,369	119,770	170,104	264,139	269,446
Provision for loan losses	(127,933)	(77,829)	(34,414)	(205,762)	(48,518)

Net interest income, fees and other income on non-securitized earning assets	73,699	88,041	151,019	161,740	247,088

Other operating income:
Fees and other income from securitized earning assets	45,140	50,469	22,489	95,609	59,981
Servicing income	23,571	27,810	37,693	51,381	74,152
Ancillary and interchange revenues	11,044	8,194	6,469	19,238	12,002
Equity in income of equity-method investees	25,882	25,665	7,362	51,547	26,181

Total other operating income	105,637	112,138	74,013	217,775	172,316
Other operating expense:
Salaries and benefits	11,377	11,645	7,882	23,022	14,989
Card and loan servicing	62,794	63,657	63,173	126,451	122,508
Marketing and solicitation	24,647	26,079	20,156	50,726	38,206
Depreciation	7,240	7,634	4,346	14,874	8,559
Goodwill impairment	—	10,546	—	10,546	—
Other	26,993	29,311	21,858	56,304	40,916

Total other operating expense	133,051	148,872	117,415	281,923	225,178

Income before minority interests and income taxes	46,285	51,307	107,617	97,592	194,226
Minority interests	(2,061)	(3,405)	(2,842)	(5,466)	(12,003)

Income before income taxes	44,224	47,902	104,775	92,126	182,223
Income taxes	(15,922)	(17,244)	(38,243)	(33,166)	(66,511)

Net income	$28,302	$30,658	$66,532	$58,960	$115,712

Net income per common share—basic	$0.58	$0.63	$1.33	$1.21	$2.28

Net income per common share—diluted	$0.56	$0.61	$1.29	$1.17	$2.23

CompuCredit Corporation and Subsidiaries

Business Segment Data

(Unaudited)

(In thousands)

Three Months Ended June 30, 2006	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and other income (loss) on non-securitized earning assets	$35,499	$10,855	$19,060	$10,031	$(1,746)	$73,699

Total other operating income	$103,502	$108	$1,780	$247	$—	$105,637

Income (loss) before income taxes	$44,106	$6,617	$(725)	$3,187	$(8,961)	$44,224

Loans and fees receivable, gross	$532,216	$—	$69,494	$147,041	$10,201	$758,952

Loans and fees receivable, net	$301,562	$—	$59,553	$120,233	$8,104	$489,452

Total assets	$1,500,978	$29,932	$197,176	$160,394	$25,738	$1,914,218

Six Months Ended June 30, 2006	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and other income (loss) on non-securitized earning assets	$92,805	$20,333	$31,957	$17,883	$(1,238)	$161,740

Total other operating income	$211,655	$169	$5,515	$411	$25	$217,775

Income (loss) before income taxes	$113,835	$11,841	$(17,764)	$4,034	$(19,820)	$92,126

Loans and fees receivable, gross	$532,216	$—	$69,494	$147,041	$10,201	$758,952

Loans and fees receivable, net	$301,562	$—	$59,553	$120,233	$8,104	$489,452

Total assets	$1,500,978	$29,932	$197,176	$160,394	$25,738	$1,914,218

Three Months Ended June 30, 2005	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and other income on non-securitized earning assets	$38,757	$87,043	$14,697	$9,553	$969	$151,019

Total other operating income	$66,490	$595	$6,928	$—	$—	$74,013

Income (loss) before income taxes	$29,030	$77,587	$2,717	$2,973	$(7,532)	$104,775

Loans and fees receivable, gross	$165,553	$—	$31,880	$151,937	$2,472	$351,842

Loans and fees receivable, net	$100,641	$—	$26,596	$127,304	$1,665	$256,206

Total assets	$917,569	$157,699	$165,780	$172,319	$11,810	$1,425,177

Six Months Ended June 30, 2005	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and other income on non-securitized earning assets	$102,767	$104,551	$29,012	$9,553	$1,205	$247,088

Total other operating income	$157,917	$2,036	$12,363	$—	$—	$172,316

Income (loss) before income taxes	$104,293	$84,658	$3,607	$2,973	$(13,308)	$182,223

Loans and fees receivable, gross	$165,553	$—	$31,880	$151,937	$2,472	$351,842

Loans and fees receivable, net	$100,641	$—	$26,596	$127,304	$1,665	$256,206

Total assets	$917,569	$157,699	$165,780	$172,319	$11,810	$1,425,177

CompuCredit Corporation and Subsidiaries

Managed Earnings and Reconciliation of Reported GAAP Net Income to Managed Earnings

(Unaudited)

(In thousands, except per share data)

	For The Three Months Ended			For The Six Months Ended
	June 30, 2006	March 31, 2006	June 30, 2005	June 30, 2006	June 30, 2005
GAAP net income as reported	$28,302	$30,658	$66,532	$58,960	$115,712
Securitization adjustment, net of tax	3,834	3,715	4,680	7,549	(11,678)
Provision to charge off adjustment, net of tax	16,673	20,444	9,415	37,117	15,065

Managed net income	$48,809	$54,817	$80,627	$103,626	$119,099

Managed net income per common share	$0.97	$1.09	$1.56	$2.06	$2.29

	For The Three Months Ended June 30, 2006			For The Three Months Ended June 30, 2005
	GAAP	Adjustments	MANAGED	GAAP	Adjustments	MANAGED
Net interest margin on loans receivable	$65,804	$88,437	$154,241	$28,053	$106,321	$134,374
Net interest expense	(8,541)	4,846	(3,695)	(12,724)	1,120	(11,604)
Provision / charge offs	(127,933)	73,684	(54,249)	(34,414)	(12,999)	(47,413)
Other operating income	250,006	(140,124)	109,882	244,117	(80,703)	163,414
Marketing expense	(24,647)	—	(24,647)	(20,156)	—	(20,156)
Ancillary product expense	(643)	—	(643)	(575)	—	(575)
Operating expenses	(107,761)	3,138	(104,623)	(96,684)	5,616	(91,068)
Minority interests	(2,061)	2,061	—	(2,842)	2,842	—

Pre-tax net income	44,224	32,042	76,266	104,775	22,197	126,972
Income taxes	(15,922)	(11,535)	(27,457)	(38,243)	(8,102)	(46,345)

Net income	$28,302	$20,507	$48,809	$66,532	$14,095	$80,627

Weighted average shares outstanding	50,311	50,311	50,311	51,541	51,541	51,541

Net income per common share	$0.56	$0.41	$0.97	$1.29	$0.27	$1.56

Gross loans and fees receivable	$758,952	$1,910,168	$2,669,120	$351,842	$2,008,061	$2,359,903

	For The Six Months Ended June 30, 2006			For The Six Months Ended June 30, 2005
	GAAP	Adjustments	MANAGED	GAAP	Adjustments	MANAGED
Net interest margin on loans receivable	$118,779	$191,821	$310,600	$39,311	$216,388	$255,699
Net interest expense	(15,416)	8,726	(6,690)	(13,151)	1,735	(11,416)
Provision / charge offs	(205,762)	106,734	(99,028)	(48,518)	(39,386)	(87,904)
Other operating income	481,914	(251,741)	230,173	441,762	(197,004)	244,758
Marketing expense	(50,726)	—	(50,726)	(38,206)	—	(38,206)
Ancillary product expense	(1,736)	—	(1,736)	(741)	—	(741)
Operating expenses	(229,461)	8,784	(220,677)	(186,231)	11,598	(174,633)
Minority interests	(5,466)	5,466	—	(12,003)	12,003	—

Pre-tax net income	92,126	69,790	161,916	182,223	5,334	187,557
Income taxes	(33,166)	(25,124)	(58,290)	(66,511)	(1,947)	(68,458)

Net income	$58,960	$44,666	$103,626	$115,712	$3,387	$119,099

Weighted average shares outstanding	50,334	50,334	50,334	51,998	51,998	51,998

Net income per common share	$1.17	$0.89	$2.06	$2.23	$0.06	$2.29

Gross loans and fees receivable	$758,952	$1,910,168	$2,669,120	$351,842	$2,008,061	$2,359,903

	For The Three Months Ended March 31, 2006
	GAAP	Adjustments	MANAGED
Net interest margin on loans receivable	$52,975	$103,384	$156,359
Net interest expense	(6,875)	3,880	(2,995)
Provision / charge offs	(77,829)	33,050	(44,779)
Other operating income	231,908	(111,617)	120,291
Marketing expense	(26,079)	—	(26,079)
Ancillary product expense	(1,093)	—	(1,093)
Operating expenses	(121,700)	5,646	(116,054)
Minority interests	(3,405)	3,405	—

Pre-tax net income	47,902	37,748	85,650
Income taxes	(17,244)	(13,589)	(30,833)

Net income	$30,658	$24,159	$54,817

Weighted average shares outstanding	50,304	50,304	50,304

Net income per common share	$0.61	$0.48	$1.09

Gross loans and fees receivable	$629,283	$1,882,305	$2,511,588